                                                                                                                Exhibit 21

THERMO ELECTRON CORPORATION

Subsidiaries of the Registrant

As of February 22, 2006, Thermo Electron owned the following companies.

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron Australia Pty Limited	Australia	100
Thermo Electron A/S	Denmark	100
Thermo Electron Holdings SAS	France	100
Jouan S.A.S.	France	100
Jouan Limited	England	100
Jouan Industries SAS	France	100
SCI du 10 rue Dugay Trouin (2% owned by Jouan Industries SAS)	France	98
Jouan Italia srl (.05% owned by Jouan Industries SAS)	Italy	99.95
ALC France S.A.S.	France	100
Jouan Robotics SAS	France	100
Jouan Nederland BV	Netherlands	100
Jouan Nordic AS	Denmark	100
Jouan A.S.	Czech Republic	100
Jouan, Inc.	Virginia	100
Laboratory Management Systems, Inc.	Delaware	100
U.S. Counseling Services, Inc.	Wisconsin	100
Thermo CRS Holdings Ltd.	Canada	100
Thermo CRS Ltd.	Canada	100
Robocon GmbH	Austria	100
CRS Robotics France EURL	France	100
Thermo Coleman Corporation	Delaware	100
Thermo Electron North America LLC	Delaware	100
Fi SA	France	100
Thermo Hypersil-Keystone Inc.	Pennsylvania	100
Loftus Furnace Company	Pennsylvania	100
NAPCO, Inc.	Connecticut	100
Staten Island Cogeneration Corporation	New York	100
Thermo Electron Export Inc.	Barbados	100
Thermo Foundation, Inc.	Massachusetts	100
Thermo Electron Financial Services Inc.	Delaware	100
Russell pH Limited	Scotland	100
Thermo Keytek LLC	Delaware	100
Thermedics Detection de Argentina S.A.	Argentina	100
Thermo Detection de Mexico, S.A. de C.V.	Mexico	100
Thermo Detection Limited	England	100
Goring Kerr Detection Limited	England	100
Goring Kerr (NZ) Limited	New Zealand	100
Thermo Sentron Canada Inc. (additionally, 5% of the shares are owned directly by Thermo Electron Corporation)	Canada	95
Thermo Ramsey S.A.	Spain	100
Thermo Ramsey Inc.	Massachusetts	100
Thermo Re, Ltd.	Bermuda	100
Thermo Ramsey Pty Ltd	Australia	100
Thermo Electron (Proprietary) Limited	South Africa	100
Comtest Limited	England	100
KFP Operating Company, Inc.	Delaware	100
KFx Fuel Partners, L.P.	Delaware	100
Star/RESC LLC	Texas	75*
Thermo Electron Metallurgical Services, Inc.	Texas	100

RealFlex Systems Inc.	Texas	100
Thermo Gamma-Metrics Pty Ltd	Australia	100
Thermo Electron (Chile) S.A.	Chile	100
Thermo Electron India Private Limited (an additional 10% owned by Thermo Gamma-Metrics LLC)	India	90
Thermo MF Physics Corporation	Delaware	100
ONIX Systems Inc.	Delaware	100
Thermo Process Instruments GP, LLC	Delaware	100
Thermo Process Instruments LP (an additional 0.10% owned by Thermo Process Instruments GP, LLC)	Texas	99.9
Thermo Measuretech Canada Inc.	Canada	100
Onix Holdings Limited	England	100
CAC Limited	England	100
Thermo Measurement Ltd	England	100
Peek Measurement Limited	England	100
Thermo Onix Limited	England	100
Thermo ONIX B.V.	Netherlands	100
Thermo Electron Scientific Instruments Corporation	Wisconsin	100
Thermo Optek (Australia) Pty Ltd.	Australia	100
Fuji Partnership (19.783% of partnership is owned directly by Thermo Forma Inc.)	Japan	80.2170
Thermo Electron German Holdings Inc. (7.2% of shares are owned directly by TDI Inc. of VA, 6.6% of shares are owned directly by Thermo Gamma-Metrics LLC, 19.3% of shares are owned directly by Thermo Electron Corporation, 31.5% of shares are owned directly by Thermo Finnigan LLC.)	Delaware	35.4
FI Instruments Inc.	Delaware	100
Thermo Elemental Inc.	Massachusetts	100
Thermo Electron SA	Switzerland	100
Thermo Electron Corporation (Pty) Ltd.	South Africa	100
Thermo Electron Austria Wissenschaftliche Gerate GmbH	Austria	100
Baird Do Brazil Representacoes Ltda.	Brazil	100
Thermo Instruments (Canada) Inc.	Canada	100
Life Sciences International Limited	England	100
Fastighets AB Skrubba	Sweden	100
Thermo Optek Limited	England	100
VG Systems Limited	England	100
VG Systems Japan K.K.	Japan	100
Norlab Instruments Limited	Scotland	100
Thermo Electron Manufacturing Limited	England	100
Thermo Nicolet Limited	England	100
Thermo Elemental Limited	England	100
Nuclear Enterprises Limited	Scotland	100
Thermo Finnigan Limited	England	100
Thermo Hypersil Limited	England	100
Thermo Radiometrie Limited	England	100
Thermo Electron Limited	England	100
Thermo Electron Weighing & Inspection Limited	England	100
Thermo Sentron Limited	England	100
Hitech Electrocontrols Limited	England	100
Thermo Allen Coding Limited	England	100
Thermo Electron (Management Services) Limited	England	100
Life Sciences International Holdings BV	Netherlands	100
Bioanalysis Labsystems, S.A. (10% owned by Thermo Electron B.V.)	Spain	90
Thermo Electron Oy	Finland	100
Thermo Labsystems (Shanghai) Co. Ltd.	China	100
Thermo Electron LLS India Private Limited	India	100
JSC Thermo Electron	Russia	100
Labinstruments Oy	Finland	100
Life Sciences International (Poland) SP z O.O	Poland	100
Labsystems Christioan-Gassauer-Fleissner GmbH	Austria	100
Thermo Electron SpA	Italy	100
Thermo Ramsey Italia S.r.l.	Italy	100
Thermo Ramsey TecnoEuropa S.r.l.	Italy	100
Thermo Electron Polska Sp. z o.o. (50% owned by Thermo Electron Weighing & Inspection Limited)	Poland	50
Comdata Services Limited (50% owned by Savant Instruments Limited)	England	50
Lipshaw (.002% by Helmet Securities Limited)	England	99.998
Luckham Limited (.001% by Helmet Securities Limited)	England	99.999
Phicom Limited (.040% by Helmet Securities Limited)	England	99.960
Southions Investments Limited (.001% by Helmet Securities Limited)	England	99.999
Sungei Puntar Rubber Estate Limited (.082% by Helmet Securities Limited	England	99.918
Westions Limited (.050% by Helmet Securities Limited)	England	99.950
Forma Scientific Limited (1% owned by Helmet Securities Limited)	England	99
Thermodorm (1) Limited (.020% by Helmet Securities Limited)	England	99.980
Shandon Southern Instruments Limited (.01% Helmet Securities Limited)	England	99.99
Savant Instruments Limited (1.000% by Comdata Services Limited)	England	99.00
Helmet Securities Limited (.001% owned by Comdata Services Limited)	England	99.99
International Equipment Company Limited (1.9% by Thermo IEC Inc.)	England	98.1
Life Sciences International Kft	Hungary	100
Life Sciences International, Inc.	Pennsylvania	100
LSI (US) Inc.	Delaware	100
Commendstar Limited	England	100
Consumer & Video Holdings Limited (.004% owned by Helmet Securities Limited)	England	99.996
Video Communications Limited (.001 Helmet Securities Limited)	England	99.999
Greensecure Projects Limited	England	100
Hybaid Limited	England	100
Equibio Limited	England	100
Omnigene Limited (41.53% owned by Thermo Electron (Management Services) Limited)	England	58.47
Southern Instruments Holdings Limited (.001% owned by Helmet Securities Limited)	England	99.999
Finishlong Limited (.003% owned by Helmet Securities Limited)	England	99.997
Thermo Kevex X-Ray Inc.	Delaware	100
Thermo NESLAB Inc.	New Hampshire	100
NITI Corporation	Wisconsin	100
ThermoSpectra Limited	England	100
Thermo Electron Sweden Forvaltning AB	Sweden	100
Spectra-Physics AB	Sweden	100
Spectra-Physics Holdings USA, Inc.	Delaware	100
Spectra-Physics Holdings Limited	England	100
Saroph Sweden AB	Sweden	100
Saroph B.V.	Netherlands	100
Thermo Electron Sweden AB	Sweden	100
Thermo Life Sciences AB	Sweden	100
Laser Analytical Systems, Inc.	California	100
Thermo Finnigan LLC	Delaware	100
Thermo Finnigan Australia Pty. Ltd.	Australia	100
Finnigan Properties, Inc.	Delaware	100
Thermo Gamma-Metrics LLC	Delaware	100
TMOI Inc.	Delaware	100
Thermo Electron (China) Holding Limited	England	100
Thermo Electron (Shanghai) Technologies and Instruments Co., Ltd.	China	100
Thermo Electron (Shanghai) Instruments Co. Ltd.	China	100
H.D. Technologies (1% owned by Savant Instruments Limited )	England	99
Thermo Forma Inc.	Delaware	100
Thermo IEC Inc.	Delaware	100
Thermo Electron (Hong Kong) Limited	Hong Kong	100%
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China	100
Thermo Electron Schweiz AG	Switzerland	100
Thermo Electron K.K.	Japan	100
Fisons Instruments NV	Belgium	100
Thermo Instruments S.A.	Spain	100
Thermo BioAnalysis Corporation (5.1% owned by Life Sciences International Limited)	Delaware	94.9
Thermo LabSystems S.A.	Spain	100
Thermo Holding European Operations Corp. (an additional 15% is owned by Thermo Electron German Holdings Inc.)	Delaware	85
Thermo Luxembourg Holding S.a.r.l.	Luxembourg	100
Thermo TLH (UK) Limited	England	100
Thermo Electron Holding BV	Netherlands	100
Environmental Processing Manufacturing BV	Netherlands	100
Thermo Electron B.V.	Netherlands	100
Van Hengel Holding B.V.	Netherlands	100
Thermo Optek S.A.	Spain	100
Thermo Finance Company BV	Netherlands	100
Thermo Electron B.V. B.A. (6.5% owned by Thermo Electron Holding BV)	Belgium	93.5
Thermo Finnigan S.A.	Spain	100
ThIS Gas Analysis Systems B.V.	Netherlands	100
Thermo Euroglas B.V.	Netherlands	100
Thermo Electron Deutschland Verwaltvngs GmbH	Germany	100
Valerian Ltd.	Gibraltar	100
Thermo Luxembourg S.a.r.l. (.83% owned by Thermo Euroglas B.V.)	Luxembourg	99.17
Thermo Electron Deutschland GmbH & Co. KG	Germany	100
Thermo Electron IT Services GmbH	Germany	100
Thermo Electron GmbH	Germany	100
Thermo Electron (Erlangen) GmbH (additionally 10.04% of the shares are owned directly by Thermo Electron Corporation)	Germany	89.96
Thermo Electron (Bremen) GmbH (additionally 10% of the shares are owned directly by Thermo Electron Corporation)	Germany	90
Thermo Electron (Karlsruhe) GmbH (additionally, 10% of the shares are owned directly by Thermo Electron Scientific Instruments Corporation)	Germany	90
Thermo Electron (Oberhausen) GmbH	Germany	100
ESM Andersen Instruments GmbH	Germany	100
Thermo TLH L.P. (additionally 0.01% is owned by Thermo TLH (U.K.) Limited	Delaware	99.99*
Thermo BioStar Inc.	Delaware	100
Thermo DMA Inc.	Texas	100
Thermo Electron Singapore Pte Ltd	Singapore	100
TDI Inc. of VA	Virginia	100
Thermo Shandon Limited	England	100
Thermo Shandon Inc.	Pennsylvania	100
Thermo BioAnalysis Limited	England	100
Thermo Fast U.K. Limited	England	100
Thermo Projects Limited	England	100
Toolquip International Limited	England	100
Labquip International Limited	England	100
Thermo Projects Limited BVI	British Virgin Islands	100
Simplepaper Limited	England	100
Thermo Informatics Asia Pacific Pty Ltd.	Australia	100
Thermo LabSystems Inc.	Massachusetts	100
InnaPhase Group Holdings, Inc.	Delaware	100
InnaPhase Limited	England	100
InnaPhase, Inc.	Canada	100
Thermo Trace Ltd.	Australia	100
Trace BioSciences Pty. Ltd.	Australia	100
Trace BioSciences (NZ) Limited	New Zealand	100
Thermo Electron SA. (29.9% owned by Thermo Electron Scientific Instruments Corporation and 22.58 by Thermo BioAnalysis Corporation)	France	47.52
Thermo Instruments SAS	France	100
Rutter Instrumentation S.A.R.L.	France	100
Thermo Environmental Instruments Inc.	California	100
Thermo Electron (Calgary) Limited	Canada	100
Thermo Orion Inc.	Massachusetts	100
Thermo Orion Puerto Rico Inc.	Delaware	100
Thermo Instruments do Brazil Ltda.	Brazil	100
Thermo CIDTEC Inc.	New York	100
Thermo Power Corporation	Massachusetts	100
ACI Holdings Inc.	New York	100
Lancaster Laboratories LLC	Delaware	100
Thermo Securities Corporation	Delaware	100
Thermo Eberline LLC (49% owned by Thermo BioAnalysis Corporation)	Delaware	51
ThermoLase LLC	Delaware	100
ThermoLase Japan L.L.C.	Wyoming	50*
Trex Medical Corporation	Delaware	100
Thermo Corporation	Delaware	100

* Joint Venture/Partnership